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                                                                    EXHIBIT 99.1
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Medallion Account(SM) Agreement                              [x] Application                 [ ] Update                        [440]

ACCOUNT REGISTRATION [x] Corporate                 [ ] Partnership                           [ ] Pension or Profit-sharing Plan
                     [ ] Non-Corporate/Non-Profit  [ ] Estate (Certificate of Qualification      (IRAs, KEOGHs and ESOPs are not
                     [ ] Trust                         must be attached / Affidavit of            eligible)
                     [ ] Investment Club               Domicile must be provided)                CHECK ONE [ ] Trustee Directed
                         (Partnership or Corporate                                                         [ ] Prototype
                          only)                                                                            [ ] Participant Directed
                     ---------------------------------------------------------------------------------------------------------------
TITLE OF ACCOUNT     NAME
                          Berthel Growth & Income Trust I
                     ---------------------------------------------------------------------------------------------------------------
                     ---------------------------------------------------------------------------------------------------------------
                     NAME
                          ATTN  DAN WEGMANN
                     ---------------------------------------------------------------------------------------------------------------
                     ---------------------------------------------------------------------------------------------------------------
                     NAME

                     ---------------------------------------------------------------------------------------------------------------
                     ---------------------------------------------------------------------------------------------------------------
                     STREET ADDRESS (CAN NOT BE A P.O. BOX)                                         PHONE
                          701 Tama Street, Building B                                                    (319) 447-5700
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                     ---------------------------------------------------------------------------------------------------------------
                     CITY                                                  STATE                         ZIP
                          Marion                                                     Iowa                     52302
                     ---------------------------------------------------------------------------------------------------------------
                     PREFIX  SUB FORM NO.    FC NO.         ACCOUNT NUMBER         CHECK APPROPRIATE BOX: [x] TAX I.D.  [ ] S.S.N.
                     41      051             EI01           15192035               521915821
                     ---------------------------------------------------------------------------------------------------------------

EVERGREEN            [ ] Money Market Fund                 [ ] U.S. Government MM Fund              [ ] Municipal MM Fund
MONEY MARKET FUNDS   [ ] New York Municipal MM Fund        [ ] California Municipal MM Fund

PLEASE INDICATE      THE U.S. GOVERNMENT MM FUND WILL AUTOMATICALLY BE SELECTED               Evergreen MM prospectus mailed under
YOUR CHOICE          IF YOU DO NOT INDICATE YOUR CHOICE.                                      separate cover.

ACCOUNT PLAN    [ ] BASIC PACKAGE (no annual fee)   [ ] STANDARD PACKAGE (no annual fee)     [ ] PLATINUM PACKAGE ($35 annual fee)
DESCRIPTIONS        - No checkwriting                   - Includes an initial supply of 40       - Includes an initial supply of 200
                    - No ATM debit card                   complimentary personal-style             complimentary personal-style
NON-CORPORATE/                                            checks.                                  checks.
NON-PROFIT, PENSION                                     - Do you prefer corporate-style          - Do you prefer corporate-style
AND PROFIT-SHARING                                        checks?                                  checks?
PLANS, ESTATES AND                                        [ ] yes (additional fee)  [ ] no         [ ] yes (additional fee)  [ ] no
INVESTMENT CLUBS                                        - Do you want an ATM debit card?         - Two Visa Check cards will be
ARE NOT ELIGIBLE FOR ATM                                  [ ] yes      [ ] no                      issued. (UP TO TWO ADDITIONAL
OR VISA CHECK CARD                                                                                 CARDS $35)
                                                                                                   Mother's maiden name (identity
                                                                                                   safeguard) _____________________
                                                                                                   Primary cardholder date of birth
                                                                                                   _____ / _____ / _____

MARGIN ACCOUNT   If eligible, your account will have Medallion margin account borrowing privileges unless you decline below. See the agreement Terms and Conditions for an explanation of margin account borrowing.
                 [ ] I/We do not want Medallion margin account borrowing privileges in my/our account. Please note that you will not have overdraft protection if you check this box.

If requested, does client want us to provide client's account name and address to an issuer in which we hold securities in street name? SEC Rule 14b-1 prohibits such issuer from using the name and address for any purpose other than corporate communications.
[ ] Yes  [ ] No

TAX CERTIFICATION: U.S. PERSON OR RESIDENT ALIEN: By signing below, I certify, under penalties of perjury, that I am a U.S. person or resident alien for tax purposes and the following IRS certification applies to me. NOTE: if you are subject to backup withholding you must cross out statement number 2 of the following IRS certification. Under penalties of perjury, I certify that the following apply to the Primary Account Holder: (1) the number on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding or
(b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

SIGNING INSTRUCTIONS: By signing this Agreement, the undersigned "Institution" and all individuals authorized to act on behalf of it (collectively the "undersigned") acknowledge that they have received a copy of and read, understand, and agree to the accompanying Medallion Account Terms and Conditions.

Specifically, with respect to the persons authorized to give any instructions on behalf of this Account, the undersigned represent that, at a duly called meeting of the undersigned Institution or in its governing instrument, as applicable, the individuals signing below in Section 1 are authorized to give any and all instructions with respect to this Medallion Agreement, and those signing Section 2 are specifically authorized to issue and sign Medallion Account Checks on behalf of the Institution. The undersigned agrees that FCC may reply on this list of authorized names until FCC has received written notice from the undersigned revoking, changing or adding authorized persons in accordance with the notice provisions in the accompanying Terms and Conditions.

In Section 1, all Fiduciaries of Trusts, Estates, Pension and Profit Sharing Plans and general partners of Partnerships must sign.
For Corporations and all other organizations, the President and Secretary (for those with equivalent titles) must sign along with any other officer(s) authorized to give instructions on behalf of the Account. If the Account has authorized an Investment Advisor,
Plan Administrator or other third party to give trading or other instructions, please provide a copy of such authorization.

AUTHORIZING SIGNATURE(S) AND TITLE(S)
THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT IS GOVERNED BY A PRE-DISPUTE ARBITRATION CLAUSE BEGINNING ON PAGE 25,
PARAGRAPH 14 OF THE MEDALLION ACCOUNT TERMS AND CONDITIONS AND ACKNOWLEDGES RECEIPT OF A COPY OF THOSE TERMS AND CONDITIONS.

SECTION 1 - ACCOUNT CONTROL: Those authorized to establish and control accounts and VISA Check Cardholders (all applicable individuals must sign). Two authorized persons are required to sign below in order to effect any type of transaction on this account.

-----------------------------------------------------------------  -----------------------------------------------------------------
SIGNATURE & TITLE 1                                                SIGNATURE & TITLE 3                   [ ] CHECK FOR ADDITIONAL
     /s/ DANIEL P. WEGMANN                                                                                   VISA CHECK CARD
-----------------------------------------------------------------  -----------------------------------------------------------------
PRINT NAME & TITLE   Daniel P. Wegmann          DATE   3-08-02     PRINT NAME & TITLE                              DATE
                   ----------------------------      ------------                     ----------------------------      ------------
-----------------------------------------------------------------  -----------------------------------------------------------------
SIGNATURE & TITLE 2                                                SIGNATURE & TITLE 4                   [ ] CHECK FOR ADDITIONAL
     /s/ RONALD O. BRENDENGEN, CFO                                                                           VISA CHECK CARD
-----------------------------------------------------------------  -----------------------------------------------------------------
PRINT NAME & TITLE   Ronald O. Brendengen       DATE   3-08-02     PRINT NAME & TITLE                              DATE
                   ----------------------------      ------------                     ----------------------------      ------------

SECTION 2 - CHECK SIGNATURES: (as they will appear on checks) All authorized persons must sign; Indicate number to sign each check:
[ ] 1   [ ] 2   [ ] 3   [ ] 4
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SIGNATURE                                                          SIGNATURE

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PRINT NAME & TITLE                              DATE               PRINT NAME & TITLE                              DATE
                   ----------------------------      ------------                     ----------------------------      ------------
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SIGNATURE                                                          SIGNATURE

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PRINT NAME & TITLE                              DATE               PRINT NAME & TITLE                              DATE
                   ----------------------------      ------------                     ----------------------------      ------------

Accounts carried by First Clearing Corporation, member New York Stock Exchange and SIPC.

0000 543292 (100/pkg Rev 06)           Copy 1 - New Accounts    Copy 2 - Branch    Copy 3 - Client
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